Fourth Quarter & Fiscal Year 2019 Financial Results January 28, 2020 Exhibit 99.2

Forward–Looking Statements Certain statements contained in this document constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  You can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “project,” “potential,” “seek,” “continue,” “could,” “would,” “future” or the negative of those terms or other words of similar meaning.  You should read statements that contain these words carefully because they discuss our future expectations or state other “forward-looking” information.  These forward-looking statements include, but are not limited to, statements relating to anticipated future operating and financial performance measures, including net interest margin, credit quality, business initiatives, growth opportunities and growth rates, among other things, and encompass any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein as well as the management assumptions underlying these forward-looking statements.  You should be aware that the occurrence of the events described under the caption “Risk Factors” in Trustmark’s filings with the Securities and Exchange Commission could have an adverse effect on our business, results of operations and financial condition.  Should one or more of these risks materialize, or should any such underlying assumptions prove to be significantly different, actual results may vary significantly from those anticipated, estimated, projected or expected. Risks that could cause actual results to differ materially from current expectations of Management include, but are not limited to, changes in the level of nonperforming assets and charge-offs, local, state and national economic and market conditions, including potential market impacts of efforts by the Board of Governors of the Federal Reserve System (FRB) to reduce the size of its balance sheet, conditions in the housing and real estate markets in the regions in which Trustmark operates and the extent and duration of the current volatility in the credit and financial markets as well as crude oil prices, changes in our ability to measure the fair value of assets in our portfolio, material changes in the level and/or volatility of market interest rates, the performance and demand for the products and services we offer, including the level and timing of withdrawals from our deposit accounts, the costs and effects of litigation and of unexpected or adverse outcomes in such litigation, our ability to attract noninterest-bearing deposits and other low-cost funds, competition in loan and deposit pricing, as well as the entry of new competitors into our markets through de novo expansion and acquisitions, economic conditions, including the potential impact of issues relating to the European financial system and monetary and other governmental actions designed to address credit, securities, and/or commodity markets, the enactment of legislation and changes in existing regulations or enforcement practices or the adoption of new regulations, changes in accounting standards and practices, including changes in the interpretation of existing standards, that affect our consolidated financial statements, changes in consumer spending, borrowings and savings habits, technological changes, changes in the financial performance or condition of our borrowers, changes in our ability to control expenses, greater than expected costs or difficulties related to the integration of acquisitions or new products and lines of business, cyber-attacks and other breaches which could affect our information system security, natural disasters, environmental disasters, acts of war or terrorism, and other risks described in our filings with the Securities and Exchange Commission. Although we believe that the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct.  Except as required by law, we undertake no obligation to update or revise any of this information, whether as the result of new information, future events or developments or otherwise.

Profitable Revenue Generation Expense Management Credit Quality Capital Management LHFI increased $499.8 million, or 5.7%, Y-o-Y Net interest income (FTE), excluding acquired loans, totaled $431.1 million in 2019, up 3.9% from the prior year The net interest margin (FTE), excluding acquired loans, expanded to 3.58% in 2019 from 3.46% in 2018 Revenue, excluding interest and fees on acquired loans and negative hedge ineffectiveness, totaled $616.8 million, up 5.5% from the prior year In 2019, core noninterest expense, which excludes ORE and intangible amortization, totaled $421.0 million, up 3.1% from the prior year Credit quality remained solid; nonperforming assets declined 14.4% year-over-year Net charge-offs represented 0.06% of average loans in 2019 Repurchased $56.6 million, or approximately 1.8 million shares, of common stock in 2019 At year-end, $80.3 million in remaining authority under existing stock repurchase program, which expires March 31, 2020 Board authorized additional $100 million share repurchase program effective April 1, 2020, which expires December 31, 2021 At December 31, 2019 Total Assets $13.5 billion Total Loans (LHFI and Acquired) $9.4 billion Total Deposits $11.2 billion Banking Centers 193 Financial Highlights Source: Company reports Years-Ended Q4-19 2019 2018 Net Inc. (millions) $33.9 $150.5 $149.6 EPS – Diluted $0.53 $2.32 $2.21 ROAA 1.00% 1.11% 1.11% ROATCE 10.85% 12.45% 12.86% Dividends / Share $0.23 $0.92 $0.92 TCE/TA 9.72% 9.72% 9.31% Improved earning asset mix, continued loan growth and solid credit quality

Loans Held for Investment (LHFI) Portfolio Focus on profitable, credit-disciplined loan growth continued Trustmark has no loan exposure in which the source of repayment or the underlying security of such exposure is tied to the realization of value from energy reserves Total energy-related sector exposure of $365.9 million with outstanding balances of $122.9 million – representing 1.3% of total LHFI – at December 31, 2019 At December 31,2019, nonaccrual energy-related loans represented 8.6% of outstanding energy-related loans and 11 basis points of outstanding LHFI Source: Company reports Dollar Change: $159 $122 $107 $112

Credit Risk Management Solid asset quality metrics Nonperforming loans decreased 9.8% and 13.6% from the prior quarter and year-over-year, respectively Other real estate declined 8.5% from the prior quarter and 15.6% year-over-year Allowance for loan losses represented 410.5% of nonperforming loans, excluding specifically reviewed impaired loans Source: Company reports Noted: Unless noted otherwise, credit metrics exclude acquired loans and other real estate covered by FDIC loss-share agreement (1) NPLs excludes specifically reviewed impaired loans

Current Expected Credit Losses (CECL) Implementation Source: Company reports Life-of-loan reserves will be driven by: Portfolio Characteristics Risk Ratings Economic Outlook Most Significant Impacts: Economic forecasts and uncertainty Unfunded Commitment exposure Comparison of Reserves on the adoption date of CECL (January 1, 2020): Historical reserve levels at December 31, 2019 totaled $85 million Preliminary accumulated credit loss reserves under CECL are estimated to range between $95 million to $120 million at January 1, 2020 Preliminary reserves dependent on: Further refinement based on continuing reviews Testing and finalization of internal controls to ensure model effectiveness Management’s judgements Current and forecasted macroeconomic conditions Composition of the loan portfolio at the time of adoption

Attractive, Low-Cost Deposit Base Deposits totaled $11.2 billion at December 31, 2019, unchanged from the prior quarter and down $118.9 million, or 1.0%, from the prior year Excluding public fund balances, deposits at December 31, 2019, were unchanged from the prior quarter and up $303.6 million, or 3.3%, from the prior year Cost of interest bearing deposits in the fourth quarter totaled 0.85%, down 11 basis points from the prior quarter Source: Company reports (1) Percentages may not sum to 100% due to rounding

Income Statement Highlights – Net Interest Income Net interest income (FTE), excluding acquired loans, totaled $106.6 million in the fourth quarter, resulting in a net interest margin of 3.52%. In 2019, net interest income (FTE), excluding acquired loans, totaled $431.1 million, an increase of 3.9% from the prior year. The net interest margin (FTE), excluding acquired loans, was 3.58% in 2019, compared to 3.46% in 2018. Source: Company reports (1) Totals may not foot due to rounding (2) Loan Yield and NIM exclude acquired loans

Income Statement Highlights – Noninterest Income Noninterest income before negative hedge ineffectiveness totaled $50.6 million in the fourth quarter, down $1.5 million, or 2.9%, linked-quarter, principally due to a seasonal decline in insurance commissions. In 2019, noninterest income before negative hedge ineffectiveness totaled $198.6 million, an increase of $16.1 million, or 8.8%, from the prior year. Mortgage loan production in the fourth quarter totaled $498.5 million, a seasonal decline of 11.9% from the prior quarter and a 64.2% increase year-over-year. Mortgage loan production totaled $1.76 billion in 2019, up 25.8% from the prior year. Mortgage banking income before negative hedge ineffectiveness totaled $10.9 million in the fourth quarter, a decline of $1.0 million, or 8.6%, from the prior quarter. Mortgage banking income before negative hedge ineffectiveness totaled $41.3 million in 2019, an increase of $9.1 million, or 28.1%, from the prior year. Including negative hedge ineffectiveness of $11.5 million, mortgage banking income in 2019 totaled $29.8 million, down 14.0% from the prior year. Insurance revenue totaled $42.4 million in 2019, up 4.7% from the prior year. Wealth management revenue totaled $30.7 million, up 1.1% from the prior year. Source: Company reports (1) Totals may not foot due to rounding (2) Revenue excludes interest on acquired loans and negative hedge ineffectiveness 32.2% of Revenue(2)

Income Statement Highlights – Noninterest Expense Core noninterest expense, which excludes ORE and intangible amortization, totaled $421.0 million in 2019, an increase of 3.1% from the prior year. In the fourth quarter, core noninterest expense totaled $107.5 million, a 2.1% increase from the prior quarter. Salaries and employee benefits decreased $176 thousand from the prior quarter due to seasonally lower insurance commissions Services and fees increased $662 thousand from the prior quarter, reflecting continued software investments designed to improve efficiency and customer experience as well as an increase in advertising expense and professional fees Source: Company reports (1) Excludes ORE and intangible amortization

Capital Management Solid capital position reflects consistent profitability of diversified financial services businesses During the fourth quarter, Trustmark repurchased approximately $2.2 million, or 64 thousand shares of its outstanding common stock. Trustmark repurchased $56.6 million, or approximately 1.8 million of its common shares in 2019. At December 31, 2019, Trustmark had $80.3 million in remaining authority under its existing stock repurchase program, which expires March 31, 2020. The Board of Directors authorized a new stock repurchase program, effective April 1, 2020, under which $100 million of Trustmark’s outstanding shares may be acquired through December 31, 2021. This repurchase program, which is subject to market conditions and management discretion, will be implemented through open market repurchases or privately negotiated transactions. Source: Company reports (1) Cumulative from 2016 1,168 398 139 64 Shares Repurchased by Quarter:

Profitable Revenue Generation Organic growth across banking, mortgage, insurance and wealth management businesses Expansion into growth markets across the Southeast via mergers and acquisitions Enhance the customer experience Continuously improve productivity and efficiency Maintain disciplined underwriting and pricing Enhance understanding and management of risk across the enterprise Ensure regulatory compliance Trustmark Corporation Who We Are Diversified financial services company headquartered in Jackson, MS, offering banking, wealth management, and risk management solutions throughout the Southeast U.S. Our vision is to be a premier financial services provider in our marketplace. Our mission is to achieve outstanding customer satisfaction by providing banking, wealth management, and risk management solutions through superior sales and service, utilizing excellent people, teamwork, and diversity, while meeting our corporate financial goals. Leverage Technology Investments Credit Quality Effective Risk Management and Compliance Our Footprint Strategic Priorities to Enhance Shareholder Value